3Q12 Quarterly Supplement October 12, 2012 Exhibit 99.2

Wells Fargo 3Q12 Supplement 1
Appendix
Pages 22-37
-
Non-strategic/liquidating loan portfolio risk reduction 23
-
Purchased credit-impaired (PCI) portfolios 24
-
PCI nonaccretable difference 25
-
PCI accretable yield 26
-
PCI accretable yield (Commercial & Pick-a-Pay) 27
-
Pick-a-Pay mortgage portfolio 28
-
Pick-a-Pay credit highlights 29
-
Real estate 1-4 family first mortgage portfolio 30
-
Home equity portfolio 31
-
Credit card portfolio 32
-
Auto portfolios 33
-
Student lending portfolio 34
Tier 1 common equity under Basel I
35
Tier 1 common equity under Basel III
(Estimated)
36
Forward-looking statements and
additional information
37
Table of contents
3Q12 Results
-
3Q12 Results Page 2
-
Continued strong diversification 3
-
Balance Sheet and credit overview 4
-
Income Statement overview 5
-
Loans 6
-
Deposits 7
-
Net interest income 8
-
Noninterest income 9
-
Noninterest expense and efficiency ratio 10
-
Community Banking 11
-
Wholesale Banking 12
-
Wealth, Brokerage and Retirement 13
-
3Q12 Credit quality highlights 14
-
Credit quality 15-16
-
Mortgage servicing 17-18
-
Capital 19
-
Demonstrated momentum across the franchise 20
-
Summary 21

Wells Fargo 3Q12 Supplement 2
Record earnings of $4.9 billion, up 7% linked
quarter (LQ) and 22% year-over-year (YoY)
Record diluted earnings per common share of
$0.88, up 7% LQ and 22% YoY
Total revenue of $21.2 billion relatively stable as
lower net interest income was largely offset by
stronger noninterest income
Positive operating leverage; efficiency ratio
improvement to 57.1%
(1)
Pre-tax pre-provision profit
(2)
of $9.1 billion, up
$209 million LQ
Strong underlying credit performance
ROA = 1.45%, up 4 bps LQ and up 19 bps YoY
ROE = 13.38%, up 52 bps LQ and up 152 bps YoY
Capital levels remained strong
-
10.06% Tier 1 common equity ratio under Basel I
and estimated Tier 1 common equity ratio under
Basel III of 8.02%
(3)
3Q12 Results
Wells Fargo Net Income
($ in millions)
4,055
4,107
4,248
4,622
4,937
3Q11 4Q11 1Q12 2Q12 3Q12
(2)  Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(3)  Estimated Basel III calculation based on management’s current interpretation of the Basel III capital rules proposed by federal banking agencies in notices of proposed rulemaking announced in June 2012. The proposed rules and interpretations and assumptions used in estimating Basel III calculations are subject to change depending on final promulgation of Basel III capital rules. See pages 35-36 for additional information regarding Tier 1 common equity ratios.
(1)  Efficiency ratio defined as noninterest expense divided by total revenue (net interest income plus noninterest income).

Wells Fargo 3Q12 Supplement 3
Balanced Spread and
Fee Income
Diversified Fee
Generation
Deposit Service Charges 11%
Card Fees 7%
Other Banking Fees 10%
Mortgage Servicing, net 2%
Insurance 4%
Net Gains from Trading 5%
Noninterest Income 50%
Net Interest Income 50%
Diversified Loan
Portfolio
Commercial Loans 40%
Consumer Loans 55%
Continued strong diversification
Foreign Loans 5%
Mortgage Orig./Sales, net 25%
Trust, Investment & IRA fees 10%
Commissions & All Other
Investment Fees  18%
Other Noninterest Income (1) 8%
50% 50%
11%
10%
18%
7%
10%
2%
25%
4%
5%
8%
55%
40%
5%
All data is for 3Q12.
(1)    Other noninterest income includes net gains on debt securities available for sale, equity investments, operating leases and all other noninterest income.

Wells Fargo 3Q12 Supplement 4
Balance Sheet and credit overview
Balance Sheet
Loans
Total period-end loans up $7.4 billion
- Core loans increased $11.9 billion primarily driven by the decision to retain
$9.8 billion of 1-4 family conforming first mortgage production
- Non-strategic/liquidating portfolio decreased $4.5 billion
(1)
Short-term investments/
Fed funds sold
Balances up $25.8 billion driven by strong deposit growth
Securities available for
sale (AFS)
Balances up $2.5 billion driven by an increase in fair value as new investments were largely offset by the continued run-off of higher-yielding securities
Deposits
Balances up $23.3 billion
Long-term debt Balances up $5.8 billion as $7.4 billion in issuances were partially offset by $2.2 billion in maturities
Common stock
repurchases
Purchased 16.5 million common shares in the quarter and an additional estimated
9 million shares through a forward repurchase transaction that is expected to settle in 4Q12
Credit
Strong core credit performance; $200 million reserve release
(3)
on strong
underlying credit
Effect of regulatory
guidance
(2)
implementation on credit
$1.4 billion reclassification of performing consumer loans to nonaccrual status
$567 million in net charge-offs fully covered by loan loss reserves
See page 14 for additional information
Period-end balances.  All result comparisons are 3Q12 compared with 2Q12.
(1)  See pages 6 and 23 for additional information regarding core loans and the non-strategic/liquidating portfolio, which comprises the Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed, and legacy Wachovia Commercial &
Industrial, Commercial Real Estate, foreign and other PCI loan portfolios.
(2)  Office of the Comptroller of the Currency update to the Bank Accounting Advisory Series issued third quarter 2012 (OCC guidance). The OCC guidance requires write-down of performing consumer loans restructured in bankruptcy to collateral value.
(3)  Provision expense minus net charge-offs excluding the effects of OCC guidance implementation.

Wells Fargo 3Q12 Supplement 5
Income Statement overview
Net interest income
NII down $375 million on lower variable income from elevated 2Q12 levels;
increased paydowns and cautious reinvestment also reduced AFS portfolio income
Net interest margin (NIM) down 25 bps to 3.66% reflecting lower variable income, continued balance sheet repricing and strong deposit growth
Noninterest income
Mortgage banking down $86 million
- Net servicing income down $482 million on increased servicing and foreclosure costs incorporated into our MSR valuation
- Gain on sale revenue up $396 million despite ~$200 million in forgone revenue resulting from the retention of new conforming production
Market sensitive revenues
(1)
up $252 million
- Trading up $266 million reflecting $153 million higher deferred compensation plan investment income (P&L neutral) as well as stronger customer accommodation trading results
Service charges on deposit accounts up $71 million reflecting product and pricing initiatives
Trust & investment fees up $56 million on higher asset based fees in retail brokerage and asset management as well as higher retail brokerage transaction revenue
Noninterest expense
Personnel expense down $29 million despite $152 million higher deferred compensation expense and 2,600 additional FTEs primarily in mortgage and the retail bank Eastern franchise
Operating losses down $243 million on lower litigation accruals
Insurance commissions expense down $112 million reflecting seasonality
All result comparisons are 3Q12 compared with 2Q12.
(1)  Includes net gains from trading activities, net gains on debt securities available for sale and net gains from equity investments.

Wells Fargo 3Q12 Supplement 6
643.6
657.3 658.3
672.1
684.0
116.5
112.3 108.2
103.1
98.6
760.1
769.6
766.5
775.2
782.6
3Q11 4Q11 1Q12 2Q12 3Q12
Core loans Non-strategic/liquidating loans
Loans
Strong core loan growth
Period-end loans up $7.4 billion from 2Q12
-
Commercial loans down $1.5 billion as growth in
C&I was more than offset by declines in CRE and
foreign
-
Consumer loans up $8.9 billion as growth in first
mortgage, auto, credit card and private student
lending was partially offset by a $2.8 billion
decline in junior lien mortgage
•
Includes retention of $9.8 billion of 1-4 family
conforming first mortgages
Non-strategic/liquidating loans
(1)
down $4.5
billion from 2Q12
Core loans grew $11.9 billion from 2Q12
Total average loan yield of 4.63% down 20 bps LQ
-
2Q12 loan yields reflected benefit from higher
than average PCI loan resolutions
-
Core loan yield excluding the
non-strategic/liquidating portfolio was down
7 bps
Period-end balances.
(1)  See page 23 for additional information regarding the non-strategic/liquidating portfolio, which comprises the Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed, and legacy Wachovia commercial & industrial, commercial real estate, foreign and other PCI loan portfolios.
Period–end Loans Outstanding
($ in billions)
(1)
Total average loan yield
4.87%
4.81% 4.81%
4.83%
4.63%

Wells Fargo 3Q12 Supplement 7
Deposits
Strong growth and reduced average cost
Average deposits up $22.5 billion LQ to $946.5
billion driven by growth across the franchise
Average core deposits of $895.4 billion up $14.7
billion from 2Q12
-
115% of average loans
-
Average retail core deposits up 4%
annualized LQ
Average core checking and savings up $16.9
billion, or 2% from 2Q12
-
94% of average core deposits
Average deposit cost of 18 bps down 1 bp from
2Q12
Average Deposits and Rates
($ in billions)
Average deposit cost
Average Core Checking and Savings
($ in billions)
0.25%
0.19%
0.18%
661.4
669.5
679.3
221.2
254.5
267.2
882.6
924.0
946.5
3Q11 2Q12 3Q12
Interest-bearing deposits Noninterest-bearing deposits
769.2
820.3
837.2
3Q11 2Q12 3Q12

Wells Fargo 3Q12 Supplement 8
(4)
1 1
7
(10)
3Q11 4Q11 1Q12 2Q12 3Q12
LQ Change in Variable Income
Contribution
(in basis points)
Net interest income
Net Interest Income (TE)
(1)
($ in millions)
Tax-equivalent net interest income
(1)
down $393
million from 2Q12; NIM declined to 3.66%
Average earning assets up $26.3 billion or 2% LQ
-
Short-term investments/fed funds sold up
$20.3 billion
-
$2.6 billion increase in mortgages held for sale
-
Trading assets down $3.1 billion
-
AFS securities down $1.9 billion
NIM down 25 bps from 2Q12 on:
-
Lower variable income ~ 10 bps of the decline
-
Continued balance sheet repricing as higher
yielding earning assets ran off and our cautious
reinvestment stance included shorter-maturity
securities ~8 bps
•
Securities ~ 6 bps and loans ~ 2bps
-
Strong deposit inflows with proceeds invested in
short-term investments/fed funds sold ~7 bps
Net Interest Margin (NIM)
(1)  Tax equivalent net interest income is based on the federal statutory rate of 35% for the periods presented. Net interest income was $10,542 million,
$10,892 million, $10,888 million, $11,037 million and $10,662 million for 3Q11, 4Q11, 1Q12, 2Q12 and 3Q12 respectively.
3.84%
3.89%
3.91%
3.91%
3.66%
10,714
11,083
11,058
11,213
10,820
3Q11 4Q11 1Q12 2Q12 3Q12

Wells Fargo 3Q12 Supplement 9
Noninterest income
Deposit service charges up 6% LQ reflecting product
and pricing changes
Trust and investment fees up 2% LQ on stronger
asset based fees in retail brokerage and asset
management as well as higher retail brokerage
transaction revenue
Card fees up 6% LQ reflecting higher interchange
revenue on higher volumes and new account growth
Mortgage banking down $86 million, or 3%, LQ as
strong originations were offset by lower servicing
income
• Included a $207 million LQ decrease in the
mortgage repurchase build
Insurance down 21% LQ reflecting seasonality
Trading gains up $266 million LQ on $153 million
higher deferred compensation plan investment income
and stronger customer accommodation trading results
Operating leases up $98 million LQ on early lease
termination fees
9,086
9,713
10,748
10,252
10,551
3Q11 4Q11 1Q12 2Q12 3Q12
vs vs
($ in millions)
3Q12 2Q12 3Q11
Noninterest income
Service charges on deposit accounts
$
1,210 6
%
10
Trust and investment fees 2,954 2       6
Card fees 744 6       (27)
Other fees 1,097 (3)      1
Mortgage banking 2,807 (3)      53
Insurance 414 (21)     (2)
Net gains from trading activities 529 101    n.m.
3          105    (99)
Net gains from equity investments 164       (32)     (52)
Operating leases 218       82      (23)
Other 411       3       15
Total nonterest income
$
10,551 3
%
16
Net gains on debt securities available
for sale
- Net servicing income down $482 million on
increased servicing and foreclosure costs
incorporated into our MSR valuation
- Gain on sale revenue up $396 million despite
~$200 million in forgone revenue resulting
from the retention of conforming production

Wells Fargo 3Q12 Supplement 10
Noninterest expense and efficiency ratio
(1)
Noninterest expense down $285 million from
2Q12 driven by lower operating losses and
seasonally lower insurance commissions expense
-
Salaries expense down $57 million, or 2%,  as
lower severance expense was partially offset by
2,600 additional FTEs primarily in mortgage and
the retail bank Eastern franchise
-
Employee benefits expense up $14 million, or
1%, as $152 million in higher deferred
compensation expense was partially offset by
other lower employee benefits
-
Other expense down $363 million LQ and
included:
•
Operating losses down $243 million on lower
litigation accruals
•
Insurance commissions expense down $132
million driven by seasonality
Efficiency ratio of 57.1% in 3Q12 was the lowest
in ten quarters
Continue to target an efficiency ratio of 55%-
59%
Efficiency Ratio
59.5%
60.7%
60.1%
58.2%
57.1%
11,677
12,508
12,993
12,397
12,112
3Q11 4Q11 1Q12 2Q12 3Q12
-
~$100 million in outside professional services
expense associated with mortgage servicing
regulatory consent orders, stable LQ
3Q12 expenses included:
vs vs
($ in millions) 3Q12 2Q12 3Q11
Noninterest expense
Salaries
$
3,648 (2)
%
(2)
Commission and incentive compensation 2,368 1 13
Employee benefits 1,063 1 36
Equipment 510 11 (1)
Net occupancy 727 4 (3)
Core deposit and other intangibles 419 - (10)
FDIC and other deposit assessments 359 8 8
Other 3,018 (11) -
Total noninterest expense
$
12,112 (2)
%
4
(1)
Efficiency ratio defined as noninterest expense divided by total revenue (net interest income plus noninterest income).

Wells Fargo 3Q12 Supplement 11
Community Banking
Average loans were flat LQ as growth in first
mortgage, credit card, core auto and private
student lending was partially offset by non-
strategic/liquidating portfolio run-off and lower
home equity outstandings
Regional Banking
Continued franchise and cross-sell growth
(1)
-
Consumer checking
(2)
essentially flat to prior year
-
Business checking
(2)
up a net 3.9%
-
Retail bank cross-sell of 6.04 products per
household up from 5.90 in 3Q11
•
West cross-sell = 6.40
•
East cross-sell = 5.56
Consumer Lending
Credit card penetration
(1) (3)
rose to 32.1%, up
from 31.0% in 2Q12 and 28.1% in 3Q11
Consumer auto originations of $6.3 billion, down
3% LQ and up 20% YoY
Mortgage originations of $139 billion up 6% LQ
-
14% of originations were from HARP
(4)
Quarter-end pipeline of $97 billion down 5% LQ
Managed residential mortgage servicing of $1.9
trillion up 1% LQ
(1)  Metrics reported on a one-month lag from reported quarter-end; for example
3Q12 cross-sell is as of August 2012.
(2)  Checking account growth is 12-months ending for each respective period.
(3)  Household penetration as of August 2012 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo. Household penetration has been redefined to include legacy Wells Fargo Financial accounts.
(4)  Home Affordable Refinance Program.
vs vs
($ in millions) 3Q12 2Q12 3Q11
Net interest income
$
7,247 (1)
%
-
Noninterest income 5,863 1        12
Provision for credit losses 1,627 3        (18)
Noninterest expense 7,402 (2)       7
Income tax expense 1,250 (5)       2
Segment earnings
$
2,740 8
%
18
($ in billions)
Avg loans, net
$
485.3   -         (1)
Avg core deposits 594.5   1        7
3Q12 2Q12 3Q11
Regional Banking
Consumer checking account growth
(1)(2)
0.1
%
1.0 6.3
Business checking account growth
(1)(2)
3.9 3.8 4.0
Retail Bank household cross-sell
(1)
6.04 6.00 5.90
vs vs
($ in billions) 3Q12 2Q12 3Q11
Consumer Lending
Credit card payment volumes (POS)
$
12.1 4
%
15
Credit card penetration
(1)(3)
32.1 110
bps
400
Home Mortgage
Applications
$
188 (10)
%
11
Application pipeline
97 (5) 15
Originations
139 6 56
Managed residential
mortgage servicing ($ in trillions)
$
1.9 1 4

Wells Fargo 3Q12 Supplement 12
Wholesale Banking
Record net income of $2.0 billion
Net interest income down 10% driven by lower
PCI loan resolution income
-
Average loans up $6.9 billion driven by 2Q12
acquisitions and growth in commercial banking
and capital finance
Noninterest income up 5% LQ driven by higher
trading, operating lease income and commercial
mortgage banking
Provision expense down $245 million LQ on lower
losses, higher recoveries and a reserve release in
the quarter
Expenses down 7% LQ driven by seasonally lower
insurance expense as well as lower foreclosed
asset expense and personnel expense
Treasury Management
Commercial card spend volume of $4.1 billion up
3% LQ and 24% YoY
Investment Banking
Investment Banking fees from Commercial and
Corporate Banking customers up 13% YTD from
2011 YTD
2012 YTD U.S. investment banking market
share
(3)
of 5.1%
Asset Management
Total AUM up 3% LQ on higher market valuation
and positive net flows across all asset classes
(1)  Approved and initiated.
(2)  Source: Dealogic U.S. investment banking fee market share.
vs vs
($ in millions) 3Q12 2Q12 3Q11
Net interest income
$
3,028   (10)
%
5
Noninterest income 2,921   5      31
Reversal of provision for
credit losses (57)       n.m. (68)
Noninterest expense 2,908   (7)     8
Income tax expense 1,103   18    34
Segment earnings
$
1,993 6
%
11
($ in billions)
Avg loans, net
$
277.1   3      9
Avg core deposits
225.4   2      8
vs vs
($ in billions) 3Q12 2Q12 3Q11
Key Metrics:
Commercial card spend
volume
$
4.1      3
%
24
CEO Mobile Wire volume
(1)
3.4      (19)   36
YTD U.S. investment banking
market share %
(2)
5.1
%
-
bps
30
Total AUM
$
450.4   3
%
-
Advantage Funds AUM
209.4   3      (1)

Wells Fargo 3Q12 Supplement 13
Wealth, Brokerage and Retirement
Net interest income down 3% LQ driven by lower
yields on allocated investments and loan
portfolios
Noninterest income up 4% LQ due to the impact
of the higher equity market on hedged deferred
compensation plan investment results (offset in
expense)
Total revenue rose 2%; excluding $76 million
higher deferred compensation plan investment
results, revenues were flat as lower securities
gains and net interest income were partially
offset by higher asset-based fees and brokerage
transaction revenue
Expenses up 3% LQ primarily due to $77 million
higher deferred compensation expense;
excluding deferred compensation, expenses were
flat
Retail Brokerage
Managed account assets up 7% LQ and 25% YoY
driven by strong net flows and market
performance
Wealth Management
Wealth Management client assets up 1% LQ and
4% YoY
Retirement
IRA assets up 5% LQ and 13% YoY
Institutional Retirement plan assets up 4% LQ
and 14% YoY
(1) Includes deposits.
(2) Data as of August 2012.
vs vs
($ in millions) 3Q12 2Q12 3Q11
Net interest income
$
680      (3)
%
(5)
Noninterest income 2,353   4
8
Provision for credit losses 30       (19)
(38)
Noninterest expense 2,457   3
4
Income tax expense 208      (1)
17
Segment earnings
$
338     (1)
%
17
($ in billions)
Avg loans, net
$
42.5 -
(1)
Avg core deposits 136.7 2
3
vs
($ in billions, except where noted) 3Q12 2Q12
Key Metrics:
WBR Clients Assets
(1)
($ in trillions) $
1.4 4
%
10
Cross-sell
(2)
10.27 - 2
Retail Brokerage
Financial Advisors 15,167 - -
Managed account assets
$
297 7 25
Client assets
(1)
($ in trillions)
1.2 4 11
Wealth Management
Client assets
(1)
199 1 4
Retirement
IRA Assets 295 5 13
Institutional Retirement
Plan Assets 260 4 14
vs
3Q11

Wells Fargo 3Q12 Supplement 14
3Q12 Credit quality highlights
($ in millions) 2Q12 Adjusted
(1)
Commercial nonaccruals
     6,924
6,371
-
6,371
Consumer nonaccruals 13,654    14,673       1,441               13,232
Total nonaccrual loans 20,578    21,044       1,441               19,603
Total foreclosed assets      4,307 4,209         -                       4,209
Total NPAs  24,885    25,253       1,441               23,812
  as % of loans        3.21
%
3.23 3.04
Provision for credit losses      1,800 1,591 - 1,591
Commercial net charge-offs         358 217 -                       217
Consumer net charge-offs      1,842 2,141 567 1,574
Total net charge-offs      2,200 2,358
567 1,791
as % of avg loans        1.15
%
1.21 0.92
Commercial        0.42 0.24 0.24
Consumer        1.76 2.01 1.48
Allowance for credit losses $ 18,646    17,803 (567) 18,370
  as % of loans 2.41
%
2.27 2.35
as % of nonaccrual loans 91
85 94
Effect from OCC
Guidance
Implementation Reported
3Q12
(1)  The OCC guidance requires write-down of performing consumer loans restructured in bankruptcy to collateral value. Management believes that the presentation in this Quarterly Supplement of information excluding the impact of the OCC guidance provides useful disclosure regarding the underlying credit quality of the Company’s loan portfolios.

Wells Fargo 3Q12 Supplement 15
1.8
2.0
2.0
1.8
1.6
3Q11 4Q11 1Q12 2Q12 3Q12
Credit quality
Underlying trends showed continued improvement
Excluding the effect of the implementation of OCC
guidance as detailed on page 14:
- Net charge-offs of $1.8 billion were down $409
million LQ
• Commercial net charge-offs down $141
million on fewer losses and higher recoveries
• Consumer net charge-offs down $268 million
driven by lower consumer real estate losses
- 0.92% net charge-off rate, down 23 bps LQ
- NPAs declined $1.1 billion LQ on a $975 million
decline in nonaccrual loans and a $98 million
decline in foreclosed assets
Provision expense of $1.6 billion, down $209
million from 2Q12
Early stage consumer delinquency balances
increased 4% and rates increased 3 bps LQ
Allowance for credit losses = $17.8 billion
Currently expect future reserve releases absent
significant deterioration in the economy
Remaining PCI nonaccretable = 23.2% of
remaining UPB
(2)
Accretable yield balance included a $4.3 billion
increase reflecting an improved housing market
forecast and credit outlook
- $3.6 billion increase in expected cash
flows
- $687 million in nonaccretable difference
reclassified to accretable yield
(1)  OCC guidance impact.
(2)  Unpaid principal balance for PCI loans that have not had a UPB charge-off.
Net Charge-offs
($ in billions)
Provision Expense
($ in billions)
2.6 2.6
2.4
2.2
2.4
3Q11 4Q11 1Q12 2Q12 3Q12
1.37%
1.36%
1.25%
1.15%
1.21%
Net charge-off rate (as reported)
1.8
0.6
(1)
Net charge-off rate (as adjusted)
0.92%

Wells Fargo 3Q12 Supplement 16
21.9
21.3
22.0
20.6
19.7
4.9
4.7
4.6
4.3
4.2
26.8
26.0
26.6
24.9
25.3
3Q11 4Q11 1Q12 2Q12 3Q12
Nonaccrual loans Foreclosed assets
1.5
1.5
1.2
1.1
1.2
0.4
0.5
0.4
0.3
0.3
1.9
2.0
1.6
1.4 1.5
3Q11 4Q11 1Q12 2Q12 3Q12
Consumer Commercial
Credit quality
Nonperforming Assets
($ in billions)
Consumer Loans 30-89 DPD &
Still Accruing
(3)(4)
(Balances and rates)
Loans 90+ DPD and Still Accruing
(3)(4)
($ in billions)
(1) (2)
1.4
(2)
(1)
Includes $1.7 billion at March 31, 2012, resulting from implementation of Interagency Supervisory Guidance on Allowance for Loan and Lease
Losses Estimation Practices for Loans and Lines of Credit Secured by Junior Liens on 1-4 Family Residential Properties issued January 31, 2012.
(2)
OCC guidance impact.
(3)
Consumer includes mortgage loans held for sale 30-89 days and 90 days or more past due and still accruing.
(4)
Excludes mortgage loans insured/guaranteed by the FHA or VA, reverse mortgages, margin loans and student loans whose repayments are predominantly guaranteed by guarantee agencies on behalf of the U.S. Department of Education under the Federal Family Education Loan
Program. Also excludes the carrying value of PCI loans contractually delinquent.
2.37%
2.40%
2.00%
1.94%
1.97%
8.2
8.3
6.8
6.6
6.9
$0
$5
$10
3Q11 4Q11 1Q12 2Q12 3Q12

Wells Fargo 3Q12 Supplement 17
Mortgage servicing
Wells Fargo has a high quality servicing portfolio
Residential Mortgage Servicing Portfolio
$1.9 Trillion
(as of September 30, 2012)
Agency
Retained and acquired portfolio
Non-agency securitizations of
WFC originated loans
Non-agency acquired servicing
and private whole loan sales
71% of the portfolio is with the Agencies (FNMA,
FHLMC and GNMA)
20% are loans that we retained or acquired
- Loss exposure handled through loan loss
reserves and PCI nonaccretable
4% are private securitizations where Wells Fargo
originated the loan and therefore has some
repurchase risk
- 78% prime at origination
- 58% from pre-2006 vintages
- Insignificant amount of home equity and no
option ARMs
- ~50% do not have traditional reps and
warranties
5% are non-agency acquired servicing and
private whole loan sales
- 4% is acquired servicing where Wells Fargo
did not underwrite and securitize and has
repurchase recourse with the originator
- 1% are private whole loan sales
• Less than 2% subprime at origination
• Loans sold to others and subsequently
securitized are included in private
securitizations above
71%
20%
4%
5%

Wells Fargo 3Q12 Supplement 18
4.86
6.10
5.57
9.39
6.52
7.24
2.28
2.64
4.85
4.10
3.58
4.13
7.14%
8.74%
10.42%
13.49%
10.10%
11.37%
Wells Fargo Citi JPM Chase Bank of
America
Industry Industry ex
WFC
Deliquency Rate
Foreclosure Rate
Mortgage servicing
Delinquency and outstanding repurchase demands
2Q12 Wells Fargo delinquency and foreclosure
ratio continued to be significantly lower than
peers
Wells Fargo’s total delinquency and foreclosure
ratio for 3Q12 was 7.32%, up LQ due to
seasonality, but down from 7.63% in 3Q11
Balance of total outstanding repurchase demands
were up 20% LQ but down 1% YoY
Agency demands outstanding
- Agency repurchase demands outstanding up from
2Q12 on lower resolutions
- New agency demands in total and in the 2006-
2008 vintages down LQ
- Demands on newer vintage originations continued
to emerge consistent with our estimates
Non-Agency demands outstanding
- Balance of non-agency repurchase demands
outstanding up LQ primarily due to new demands
that had been previously reserved for
Repurchase reserves of $2.0 billion increased
$269 million LQ on lower losses/reserve usage
and included a $462 million reserve addition vs.
$669 million in 2Q12
- Incorporates current demand levels
- Anticipates future expected demands
(2)
Total Outstanding Repurchase Demands
(3)
and
Agency New Demands for 2006-2008 Vintages
2Q12 Servicing Portfolio Delinquency
Performance
(1)
$3.84
$2.95
$2.49
$2.24
$2.02
$2.01
$1.86
$1.67
$2.00
(1,000)
1,000
3,000
5,000
7,000
9,000
11,000
13,000
15,000
17,000
19,000
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Number of Outstanding Demands
Agency New Demands for 2006-2008 Vintages
Original Loan Balance of Outstanding Demands ($ in B)
(2)  Industry is all large servicers ($6.1 trillion) including WFC, C, JPM and BAC.
(3)  Includes mortgage insurance rescissions.
(1)  Inside Mortgage Finance, data as of June 30, 2012. Industry excluding WFC performance calculated based on IMF data.

Wells Fargo 3Q12 Supplement 19
Capital
9.34%
9.46%
9.98%
10.08%
10.06%
3Q11 4Q11 1Q12 2Q12 3Q12
Capital remained strong
Tier 1 common equity ratio under Basel I
of 10.06%
- Ratio reduced by 32 bps resulting from
refinements to the risk weighting of certain
unused lending commitments that provide for
the ability to issue standby letters of credit
Tier 1 common equity ratio under Basel III is
estimated to be 8.02% at 9/30/12
(1)
Tier 1 Common Equity Ratio
Under Basel I
See Appendix page 35 for additional information on Tier 1 common equity.
3Q12 capital ratios are preliminary estimates.
(1)  Estimated Basel III calculation based on management’s current interpretation of the Basel III capital rules proposed by federal banking agencies in notices of proposed rulemaking announced in June 2012. The proposed rules and interpretations and assumptions used in estimating Basel III calculations are subject to change depending on final promulgation of Basel III capital rules. See pages 35-36 for additional information regarding Tier 1 common equity ratios.
Purchased 16.5 million common shares in
3Q12 and entered into a $300 million 3Q12
forward repurchase transaction, estimated
to be 9 million shares, that is expected to
settle in 4Q12

Wells Fargo 3Q12 Supplement 20
Demonstrated momentum across the franchise
(1) Metrics reported on a one-month lag from reported quarter-end; for example 3Q12 cross-sell is as of August 2012
(2) Checking account growth is 12-months ending August 2012.
(3)  Household penetration as of August 2012 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo.
(4) As of June 2012.
$11.4 billion in net new loan commitments to small business customers (primarily with annual revenues less than $20 million) in the first three quarters of 2012, up approximately 30% from prior year
Consumer credit card new accounts in 3Q12 increased 6% LQ and 46% YoY with household penetration increasing 110 bps LQ to 32.1%
(3)
Focus on helping clients meet their financial needs contributed to a 7% LQ and 25% YoY increase in managed account assets to $297 billion at quarter end
Cross-sell of 6.7 products per relationship
(4)
up from 6.5 at year-end 2011 driven by increased
penetration with eastern commercial banking customers across multiple products
CMBS volumes tripled LQ
Record cross-sell of 10.27 products per household up from 10.04 in 3Q11
(1)
Dealer Services added 960 GM dealers in 3Q12 bringing total new dealers for 2012 to 1,683
Business checking accounts up a net 3.9% YoY
(2)
Rolled out Wells Fargo Mobile
®
Deposit to 13 states; on track to complete roll out by year-end
Retail bank cross-sell of 6.04 products per household up from 5.90 in 3Q11
(1)
Regional Banking
Consumer Lending Group
Wholesale Banking
Wealth, Brokerage and Retirement

Wells Fargo 3Q12 Supplement 21
Summary
Record earnings of $4.9 billion and record diluted earnings per share of $0.88
Stable revenue and lower expenses resulted in positive operating leverage
Expenses down $285 million from 2Q12
-
3Q12 efficiency ratio of 57.1% within our target range of 55% to 59%
(1)
Higher PTPP of $9.1 billion
Strong core credit performance
Solid returns
-
ROA = 1.45%, up 4 bps LQ and up 19 bps YoY
-
ROE = 13.38%, up 52 bps LQ and up 152 bps YoY
Capital levels remained strong
(1)
Noninterest expense and our efficiency ratio may be affected by a variety of factors, including business and economic cyclicality, seasonality, changes in our business composition and operating environment, growth in our business and/or acquisitions, and unexpected expenses relating to, among other things, litigation and regulatory matters.

Wells Fargo 3Q12 Supplement 22 Appendix

Wells Fargo 3Q12 Supplement 23
(1)  Net of purchase accounting adjustments.
Non-strategic/liquidating loan portfolio risk reduction
-$74.3
-$4.2
-$92.2
-$4.1 -$5.1 -$4.5
($ in billions)
3Q12 2Q12 1Q12 4Q11 3Q11 4Q08
Pick-a-Pay mortgage
(1)
$ 60.1        62.0        64.0        65.7        67.4         95.3
Liquidating home equity 5.0          5.2          5.5          5.7          6.0          10.3
Legacy WFF indirect auto 1.1          1.5          1.9          2.5          3.1          18.2
Legacy WFF debt consolidation 15.0        15.5        16.0        16.5        17.2         25.3
Education Finance - gov't guaranteed 13.0        13.8        14.8        15.4        15.6         20.5
Legacy WB C&I, CRE and foreign PCI loans
(1)
3.8          4.3          5.2          5.7          6.3          18.7
Legacy WB other PCI loans
(1)
0.6          0.8          0.8          0.8          0.9          2.5
Total $ 98.6       103.1     108.2     112.3     116.5     190.8

Wells Fargo 3Q12 Supplement 24
Purchased credit-impaired (PCI) portfolios
Legacy Wachovia PCI loans continued to perform better than originally expected
(2)  Reflects releases of $1.8 billion for loan resolutions and $5.2 billion from the reclassification of nonaccretable difference to the accretable yield, which will result in increasing income over the remaining life of the loan or pool of loans.
($ in billions)
(1)
December 31, 2008 $ 29.2 62.5 6.5 98.2
June 30, 2012 6.6 34.6 1.7 42.9
September 30, 2012 5.9 33.1 1.5 40.5
12/31/08 Nonaccretable difference $ 10.4 26.5 4.0 40.9
Addition of nonaccretable difference due to acquisitions 0.2 - - 0.2
Losses from loan resolutions and write-downs (6.9) (16.8) (2.8) (26.5)
Release of nonaccretable difference since merger (3.1) (3.0) (0.9) (7.0)
(2)
9/30/12 Remaining nonaccretable difference 0.6 6.7 0.3 7.6
Additional provision since 2008 merger $ (1.7) - (0.1) (1.8)
Release of nonaccretable difference since 2008 merger 3.1 3.0 0.9 7.0
(2)
Net performance 1.4 3.0 0.8 5.2
Commercial Pick-a-Pay
Other
consumer Total
Life-to-date net performance
Nonaccretable difference rollforward
Adjusted unpaid principal balance
(1)
Includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.

Wells Fargo 3Q12 Supplement 25
$687 million in nonaccretable difference reclassified to accretable yield in the quarter
- $603 million reclass from Pick-a-Pay portfolio reflects improved housing market forecast and credit outlook
$376 million of the $905 million in losses from loan resolutions and write-downs in the quarter resulted from implementation of OCC guidance
$7.6 billion in nonaccretable difference remains to absorb losses on PCI loans
- Remaining nonaccretable = 23.2% of unpaid principal balance (UPB)
(5)
• Remaining Pick-a-Pay nonaccretable = 24.9% of Pick-a-Pay UPB
(5)
PCI nonaccretable difference
Analysis of nonaccretable difference for PCI loans
($ in millions)
Pick-a-Pay Total
Balance at June 30, 2012 $ 658 8,128
Release of nonaccretable difference due to:
Loans resolved by settlement with borrower
(1)
(24) - -
Loans resolved by sales to third parties
(2)
(4) - -
Reclassification to accretable yield for loans with improving credit-related cash flows
(3)
(41) (603)
Use of nonaccretable difference due to:
Losses from loan resolutions and write-downs
(4)
(32) (846)
Balance at September 30, 2012 $ 557 6,679
(27) (905)
370 7,606
(24)
(4)
(43) (687)
Other
consumer Commercial
440 9,226
(1)  Release of the nonaccretable difference for settlement with borrower, on individually accounted PCI loans, increases interest income in the period of settlement. Pick-a-Pay and Other consumer PCI loans do not reflect nonaccretable difference releases for settlements with borrowers due to pool accounting for those loans, which assumes that the amount received approximates the pool performance expectations.
(2)  Release of the nonaccretable difference as a result of sales to third parties increases noninterest income in the period of the sale.
(3)  Reclassification of nonaccretable difference to accretable yield for loans with increased cash flow estimates will result in increased interest income as a prospective yield adjustment over the remaining life of the loan or pool of loans.
(4) Write-downs to net realizable value of PCI loans are absorbed by the nonaccretable difference when severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
(5)  Unpaid principal balance of loans without write-downs.

Wells Fargo 3Q12 Supplement 26
Accretable yield balance increased $3.8 billion LQ and included:
- Accretion into interest income of $495 million, down LQ reflecting lower settlements with borrowers
- $687 million reclass from nonaccretable difference
- $3.6 billion increase in expected cash flows reflecting an improved housing market forecast and credit outlook
Balance of $18.9 billion expected to accrete to income over the remaining life of the underlying loans
PCI accretable yield
(1)  Includes accretable yield released as a result of settlements with borrowers, which is included in interest income.
(2)  Includes accretable yield released as a result of sales to third parties, which is included in noninterest income.
(3)  Represents changes in cash flows expected to be collected due to changes in interest rates on variable rate PCI loans, changes in prepayment assumptions and the impact of modifications.
Cumulative
Accretable yield rollforward since
($ in millions)
3Q12 2Q12 merger
Total, beginning of period $ 15,153 15,763 10,447
Addition of accretable yield due to acquisitions - - 128
Accretion into interest income
(1)
(495) (630) (8,838)
Accretion into noninterest income due to sales
(2)
- (5) (242)
Reclassification from nonaccretable difference for loans with improving credit-related cash flows 687 84 5,219
Changes in expected cash flows that do not affect nonaccretable difference
(3)
3,567 (59) 12,198
Total, end of period $ 18,912 15,153 18,912

Wells Fargo 3Q12 Supplement 27
PCI accretable yield (Commercial
(1)
and Pick-a-Pay)
Commercial accretion
(2)
decreased
$119 million and accretable yield
percentage declined to 16.62%
reflecting lower settlements with
borrowers
Pick-a-Pay accretable yield balance
increased $3.7 billion reflecting an
improved housing market forecast and
credit outlook
- Weighted average life increased
to 12.7 years
Pick-a-Pay PCI Accretable Yield
($ in millions) 3Q12 2Q12 1Q12
PCI interest income
Accretion
$
287        303        311
Average carrying value 27,260   28,041   28,734
Accretable yield percentage 4.21
%
4.32      4.32
Accretable yield balance
$
17,189   13,466   13,709
Weighted average life (years)
12.7      11.4      11.0
Commercial
(1)
PCI Accretable Yield
($ in millions) 3Q12 2Q12 1Q12
PCI interest income
Accretion and resolution income
$
204 323 210
Average carrying value 4,914 5,629 6,638
Accretable yield percentage
(2)
16.62
%
22.95 12.61
Accretable yield balance
$
978 1,008 1,347
Weighted average life (years) 2.8 2.2 2.8
(1)  Includes both legacy Wachovia PCI loans as well as recently purchased PCI loans.
(2)  Includes resolution income.

Wells Fargo 3Q12 Supplement 28
Pick-a-Pay mortgage portfolio
Carrying value of $60.1 billion in first lien loans outstanding, down $2.0 billion from 2Q12 and down $35.2 billion from 4Q08 on paid-in-full loans and loss mitigation efforts
Adjusted unpaid principal balance of $66.1 billion, down $2.8 billion from 2Q12 and down $49.6 billion from 4Q08
$4.6 billion in modification principal forgiveness since acquisition reflects over 109,000 completed full-term modifications; additional $401 million of conditional forgiveness that can be earned by borrowers through performance over the next 3 years
Modification redefault rate has been consistently better than the industry average (as measured by 60+ DPD after six months)
($ in millions)
Product type
Adjusted
unpaid
principal
balance
% of total
Adjusted
unpaid
principal
balance
% of total
Adjusted
unpaid
principal
balance
% of total
Option payment loans
(1)
$
33,364
50%
$
35,353
51%
$
99,937 86
%
Non-option payment adjustable-rate and
fixed-rate loans
(1)(2)
8,974 14 9,315 14 15,763 14
Full-term loan modifications
(1)
23,736 36 24,184 35
- -
Total adjusted unpaid principal balance
(1)(2)
$
66,074
100%
$
68,852
100%
$
115,700 100
%
Total carrying value 60,080 62,045 95,315
At 6/30/2012 At 9/30/2012
(3)
At 12/31/2008
(1)
Adjusted unpaid principal includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
(2)
Includes loans refinanced under the Consumer Relief Refinance Program.
(3)  Reflects OCC guidance.

Wells Fargo 3Q12 Supplement 29
Pick-a-Pay credit highlights
Non-PCI portfolio
Loans down 4% LQ driven by loans paid-in-full
85% of portfolio current
Nonaccrual loans increased $210 million, or 6%,
LQ
$394 million of nonaccruals associated with
implementation of OCC guidance
$152 million of nonaccrual TDRs reclassified to
accruing TDR status based on borrower payment
performance
$4.0 billion in nonaccruals includes $1.7 billion
of nonaccruing TDRs
Net charge-offs of $177 million down $26 million
LQ and included $42 million in losses from the
implementation of OCC guidance
43% of portfolio with LTV
(2)
80%
PCI portfolio
Carrying value down 3%
67% of portfolio current
Life-of-loan losses continued to be lower than
originally projected at time of merger
($ in millions) 3Q12 2Q12
Non-PCI loans
Carrying value
(1)
$
33,096 34,342
Nonaccrual loans 4,018 3,808
as a % of loans 12.14
%
11.09
Net charge-offs
$
177 203
as % of avg loans
2.09% 2.35
90+ days past due
as % of loans
10.09 10.16
Current average LTV
(2)
84
%
85
Current average FICO 683 682
Contractual average loan size
$
204,000 206,000
Contractual average age of loans 8.54
years
8.29
% of loans in California 49
%
49
($ in millions) 3Q12 2Q12
PCI loans
Adjusted unpaid principal balance
(3)
$ 33,107 34,644
Carrying value
(1)
26,984 27,703
Current average LTV
(2)
90
%
89
Current average FICO 617 615
Contractual average loan size
$
304,000 307,000
Contractual average age of loans 6.50
years
6.25
% of loans in California 68
%
68
(1) The carrying value, which does not reflect the allowance for loan losses, includes purchase accounting adjustments, which, for PCI loans, are the nonaccretable difference and the accretable yield, and for all other loans, an adjustment to mark the loans to a market yield at date of merger less any subsequent charge-offs.
(2)  The current loan-to-value (LTV) ratio is calculated as the net carrying value (defined in (1) above) divided by the collateral value.
(3) The adjusted unpaid principal balance includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.

Wells Fargo 3Q12 Supplement 30
Real estate 1-4 family first mortgage portfolio
First lien mortgage loans up 4% as growth in core
first lien mortgage was partially offset by
continued run-off in the liquidating portfolio
Pick-a-Pay non-PCI portfolio down 4%
PCI portfolio down 3%
Debt consolidation first lien down 3%
Core first lien up $12.8 billion, or 8%, reflecting
strong origination volumes and the decision to
retain $9.8 billion of conforming production
Core first lien mortgage nonaccruals up $496
million reflecting the implementation of
OCC guidance
Core net charge-offs down $67 million
-
-
-
-
(1)  Ratios on Legacy WFF debt consolidation first mortgage loan portfolio only.
(2)  Ratios on non run-off first lien mortgage loan portfolio only.
($ in millions) 3Q12 2Q12
Total real estate 1-4 family first mortgage $
240,554 230,263
Less consumer non-strategic/liquidating portfolios:
Pick-a-Pay non-PCI first lien mortgage 33,096 34,342
PCI first lien mortgage 27,535 28,331
Debt consolidation first mortgage portfolio 14,640 15,129
Core first lien mortgage 165,283 152,461
Nonaccrual loans $ 2,279 2,158
as % of loans 15.57% 14.26
Net charge-offs $ 214 191
as % of average loans 5.77% 4.97
Nonaccrual loans $ 4,898 4,402
as % of loans 2.96% 2.89
Net charge-offs $ 282 349
as % of loans 0.69% 0.92
Legacy WFF debt consolidation first mortgage loan performance
(1)
Core first lien mortgage loan performance
(2)

Wells Fargo 3Q12 Supplement 31
Home equity portfolio
Core Portfolio
(1)
Outstandings down 3%
- High quality new originations with weighted
average CLTV of 62%, 777 FICO, and 32% total
debt service ratio
3Q12 losses increased $308 million and included
$384 million from the implementation of OCC
guidance
2+ delinquencies stable
Continued decline in delinquency rate for loans with
a CLTV >100%, 3 bps improvement
Liquidating Portfolio
Outstandings down 5%
3Q12 losses increased $40 million and included $52
million from the implementation of OCC
guidance
2+ delinquencies declined $19 million
Continued decline in delinquency rate for loans with
a CLTV >100%, 39 bps improvement
Total home equity portfolio = $98 billion
21% in 1   lien position
40% in junior lien position behind WFC owned or
serviced 1   lien
- Current 1   lien, Current junior lien = 95.9%
- Current 1   lien, Delinquent junior lien = 0.9%
- Delinquent 1   lien, Current junior lien = 1.4%
- Delinquent 1   lien, Delinquent junior lien = 1.8%
39% in junior lien position behind third party 1 lien
Excludes purchased credit-impaired loans.
(1)  Includes equity lines of credit and closed-end junior liens associated with the
Pick-a-Pay portfolio totaling $1.4 billion at September 30, 2012 and $1.4 billion at June 30, 2012.
(2)  CLTV is calculated based on outstanding balance plus unused lines of credit divided by estimated home value. Estimated home values are determined predominantly based on automated valuation models updated through
September 2012.
(3)  Unsecured balances, representing the percentage of outstanding balances above the most recent home value.
($ in millions) 3Q12 2Q12
Core Portfolio
(1)
Outstandings $
92,979 95,753
Net charge-offs
935 627
as % of avg loans
3.93
%
2.60
2+ payments past due $
2,685 2,686
as % loans
2.90
%
2.81
% CLTV > 100%
(2) 35 36
2+ payments past due
3.90 3.93
% Unsecured balances
(3)
16 16
% 1st lien position
21 21
Liquidating Portfolio
Outstandings $
4,951 5,199
Net charge-offs
148 108
as % of avg loans
11.60
%
8.14
2+ payments past due $
199 218
as % loans
4.03
%
4.19
% CLTV > 100%
(2) 72 73
2+ payments past due
4.07 4.46
% 1st lien position
4 4
st
st
st
st
st
st
st

Wells Fargo 3Q12 Supplement 32
Credit card portfolio
$23.7 billion credit card outstandings up 4% from
2Q12 and 9% YoY on strong account growth
- Consumer credit card new accounts in 3Q12
increased 6% LQ and 46% YoY with household
penetration increasing to 32.1%
(1)
- Purchase dollar volume increased 4% and
transactions rose 5% from 2Q12
- Purchase dollar volume increased 15% and
transactions rose 18% from 3Q11
Net charge-offs down $28 million, or 70 bps, LQ
and down $54 million, or 123 bps, YoY reflecting
continued steady improvement
(1)  Household penetration as of August 2012 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo.
($ in millions) 3Q12 2Q12
Credit card outstandings
$
23,692 22,706
Net charge-offs 212 240
  as % of avg loans
3.67
%
4.37

Wells Fargo 3Q12 Supplement 33
Auto portfolios
(1)
Core Consumer Portfolio
Core auto outstandings of $46.0 billion up 3% LQ
and 10% YoY
Continued strong originations; 3Q12 originations
down 3% LQ on increased competition and lower
risk-adjusted returns but up 20% YoY on growth
across the credit spectrum
Nonaccrual loans increased $150 million LQ and
included $155 million from the implementation of
OCC guidance
Net charge-offs were up $33 million LQ reflecting
seasonality and higher delinquencies
September Manheim index of 120.7, down 2% LQ
and down 2% from September 2011
30+ days past due increased $96 million LQ
reflecting seasonality
Commercial Portfolio
Loans of $6.6 billion were stable linked quarter
Continued strong credit performance
(1) Legacy Wells Fargo Financial indirect portfolio balance as of September 30, 2012, was $1,104 million.
($ in millions) 3Q12 2Q12
Direct
Auto outstandings
$
2,357 2,387
Nonaccrual loans 46 46
as % of loans 1.95
%
1.92
Net charge-offs
$
6 0
as % of avg loans
1.02
%
n.m.
30+ days past due
$
30 26
as % of loans
1.27
%
1.09
Indirect
Auto outstandings
$
43,613 42,411
Nonaccrual loans 218 68
as % of loans 0.50
%
0.16
Net charge-offs
$
57 30
as % of avg loans
0.52
%
0.29
30+ days past due
$
609 517
as % of loans
1.40
%
1.22
Auto outstandings
$
6,599 6,652
Nonaccrual loans - -
as % of loans -
%
-
Net charge-offs (recoveries)
$
- -
as % of avg loans
n.m.
%
n.m.
Commercial Portfolio
Core Consumer Portfolios

Wells Fargo 3Q12 Supplement 34
Student lending portfolio
$23.5 billion student lending outstandings down
3% LQ
Private Portfolio
$10.6 billion private loans outstandings up 2% LQ
and up 8% YoY
Applications increased 67% LQ due to peak
season
Dollar originations increased 205% LQ due to
seasonality
Continued to originate high quality loans with an
average FICO of 759 and 79% of new loans co-
signed
Net charge-offs up $1 million LQ due to
seasonality of repayments on loans
Government Portfolio
$13.0 billion liquidating government guaranteed
outstandings declined 6% LQ and 17% YoY
($ in millions) 3Q12 2Q12
Education Finance
Total outstandings
$
23,504 24,131
Private Portfolio
Private outstandings
$
10,553 10,308
Net charge-offs
27 26
  as % of avg loans 1.02
%
1.01
30 days past due
$
231 181
  as % of loans 2.19
%
1.76
Government Guaranteed Portfolio
Government outstandings
$
12,951 13,823
-
-
-

Wells Fargo 3Q12 Supplement 35
Tier 1 common equity under Basel I
(1)
Quarter ended
Sept. 30, June 30, Mar. 31, Dec. 31, Sept. 30,
2012        2012        2012        2011        2011
$ 156.1       149.4       146.8       141.7 139.2
(1.4)          (1.3)          (1.3)          (1.5)          (1.5)
154.7       148.1       145.5       140.2       137.7
(11.3)        (10.6)        (10.6)        (10.6)        (10.6)
(33.4)        (33.5)        (33.7)        (34.0)        (34.4)
3.3           3.5           3.7           3.8           4.0
(0.7)          (0.7)          (0.9)          (0.8)          (0.7)
(6.4)          (4.6)          (4.1)          (3.1)          (3.7)
(0.4)          (0.5)          (0.4)          (0.4)          (0.4)
(A)
$ 105.8       101.7       99.5         95.1         91.9
(B)
$ 1,052.4    1,008.6    996.8       1,005.6    983.2
(A)/(B)
10.06% 10.08       9.98         9.46         9.34
(1)
(2)
Total risk-weighted assets (2)
Tier 1 common equity to total risk-weighted assets
Cumulative other comprehensive income
Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. The Company’s September 30, 2012, risk-weighted assets are preliminary and reflect the Company’s refinement to its determination of risk weighting of certain unused lending commitments that provide for the ability to issue standby letters of credit. Total estimated on-balance sheet, and total estimated derivative and off-balance sheet risk-weighted assets were $846.5 billion and $205.9 billion at September 30, 2012, respectively.
Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
Other
Tier 1 common equity
MSRs over specified limitations
Wells Fargo & Company and Subsidiaries
($ in billions)
Total equity
Noncontrolling interests
Total Wells Fargo stockholders' equity
Adjustments:
FIVE QUARTER TIER 1 COMMON EQUITY UNDER BASEL I (1)
Preferred equity
Goodwill and intangible assets (other than MSRs)
Applicable deferred taxes

Wells Fargo 3Q12 Supplement 36
Tier 1 common equity under Basel III (Estimated)
(1)
Quarter ended
Sept. 30,
2012
$ 105.8
6.0
Other 0.3
Total Adjustments from Basel I to Basel III 6.3
Threshold deductions, as defined under Basel III (4) (5)
(0.7)
Tier 1 common equity anticipated under Basel III (C) $ 111.4
(D) $ 1,390.1
(C)/(D) 8.02
%
(1)
(2)
(3)
(4)
(5)
(6) Under current Basel proposals, risk-weighted assets incorporate different classifications of assets, with certain risk weights based on a borrower's credit rating or Wells Fargo's own risk models, along with adjustments to address a combination of credit/counterparty, operational and market risks, and other Basel III elements. The amount of risk-weighted assets anticipated under Basel III is preliminary and subject to change depending on final promulgation of Basel III capital rulemaking and interpretations thereof by regulatory authorities.
Volatility in interest rates can have a significant impact on the valuation of cumulative other comprehensive income and MSRs and therefore, may impact adjustments from Basel I to Basel III, and MSRs subject to threshold deductions, as defined under Basel III, in future reporting periods.
Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
Wells Fargo & Company and Subsidiaries
TIER 1 COMMON EQUITY UNDER BASEL III (ESTIMATED) (1)(2)
Tier 1 common equity to total risk-weighted assets anticipated under Basel III
Threshold deductions, as defined under Basel III, include individual and aggregate limitations, as a percentage of Tier 1 common equity, with respect to MSRs, deferred tax assets and investments in unconsolidated financial companies.
($ in billions)
Tier 1 common equity under Basel I
Adjustments from Basel I to Basel III (3)(5) :
Cumulative other comprehensive income related to AFS securities and defined benefit pension plans
Total risk-weighted assets anticipated under Basel III (6)
The Basel III Tier 1 common equity and risk-weighted assets are calculated based on management’s current interpretation of the Basel
III capital rules proposed by federal banking agencies in notices of proposed rulemaking announced in June 2012. The proposed rules and interpretations and assumptions used in estimating Basel III calculations are subject to change depending on final promulgations of Basel III capital rules.
Adjustments from Basel I to Basel III represent reconciling adjustments, primarily certain components of cumulative other comprehensive income deducted for Basel I purposes, to derive Tier 1 common equity under Basel III.

Wells Fargo 3Q12 Supplement 37
Forward-looking statements and additional information
Forward-looking statements:
This Quarterly Supplement and management’s related presentation contain forward-looking statements about our future financial performance. These forward-looking statements include statements using words such as “believe,” “expect,”
“anticipate,” “estimate,” “target”, “should,” “may,” “can,” “will,” “outlook,”  “appears” or similar expressions. These forward-
looking statements may include, among others, statements about: future credit quality and performance, including our current expectation of future loan loss reserve releases; mortgage repurchase exposure; exposure related to mortgage practices, including foreclosures and servicing; our noninterest expense and efficiency ratio, including our targeted efficiency ratio range as part of our expense management initiatives; the future economic environment; loan growth; our net interest margin, including our expectations regarding continued pressure on our net interest margin given the low interest rate environment;
reduction or mitigation of risk in our loan portfolios; future effects of loan modification programs; life-of-loan loss estimates;
the estimated impact of regulatory reform on our financial results and business and expectations regarding our efforts to mitigate such impact; and our estimated Tier 1 common equity ratio as of September 30, 2012, under proposed Basel III capital rules. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to page 13 of Wells Fargo’s press release announcing our third quarter 2012 results, as well as Wells Fargo’s reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our
Annual Report on Form 10-K for the year ended December 31, 2011.
Purchased credit-impaired loan portfolio:
Loans that were acquired from Wachovia that were considered credit impaired were written down at acquisition date in purchase accounting to an amount estimated to be collectible and the related allowance for loan losses was not carried over to
Wells Fargo’s allowance. In addition, such purchased credit-impaired loans are not classified as nonaccrual or nonperforming, and are not included in loans that were contractually 90+ days past due and still accruing. Any losses on such loans are charged against the nonaccretable difference established in purchase accounting and are not reported as charge-offs (until such difference is fully utilized). As a result of accounting for purchased loans with evidence of credit deterioration, certain ratios of the combined company are not comparable to a portfolio that does not include purchased credit-impaired loans.
In certain cases, the purchased credit-impaired loans may affect portfolio credit ratios and trends. Management believes that the presentation of information adjusted to exclude the purchased credit-impaired loans provides useful disclosure regarding the credit quality of the non-impaired loan portfolio. Accordingly, certain of the loan balances and credit ratios in this Quarterly
Supplement have been adjusted to exclude the purchased credit-impaired loans. References in this Quarterly Supplement to impaired loans mean the purchased credit-impaired loans. Please see pages 31-33 of the press release for additional information regarding the purchased credit-impaired loans.